THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 15:46    ACCEPTED DATE:       11-Jul-2005 15:46
FILING DATE:   11-Jul-2005 15:46
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000001

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51415


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 15:58    ACCEPTED DATE:       11-Jul-2005 15:59
FILING DATE:   11-Jul-2005 15:58
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000002

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51415

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 16:17    ACCEPTED DATE:       11-Jul-2005 16:17
FILING DATE:   11-Jul-2005 16:17
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000003

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51415